UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York

(Address of principal executive offices)

10019

(Zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02	Appointment of a Director

Simon Pedder, Ph.D., a scientist and pharmaceutical executive with a greater than 30-year career in drug development, has joined the Delcath Board of Directors and Audit Committee effective November 14, 2017.

Dr. Pedder currently serves as Chief Business and Strategy Officer at Athenex, Inc., a global biopharmaceutical company dedicated to the discovery, development and commercialization of novel therapies for the treatment of cancer, a company with which he has been an officer since February 2016. During his long career in drug development, Dr. Pedder has held several leadership positions including President and CEO of Cellectar Biosciences from April 2014 to June 2015, President and CEO of Chelsea Therapeutics from May 2004 to July 2012 and previously, Executive Officer and Vice President of Oncology Pharma Business at Hoffmann-LaRoche, Life Cycle Leader and Global Project Leader of Pegasys/IFN and Head of the Hepatitis Franchise at Hoffmann-LaRoche.

Dr. Pedder led the late stage development and commercial launch of multiple proprietary pharmaceutical products, including Pegasys®, Copegus® and Northera®, which will benefit Delcath as it moves through its phase III clinical trials and NDA submission for the Ocular Melanoma and Intrahepatic Cholangiocarcinoma indications. The Board of Delcath has determined that Dr. Pedder is a key addition due to his expertise in late stage drug development.

Dr. Pedder received his Ph.D. in Pharmacology from the College of Medicine at the University of Saskatchewan in Canada, where he was a faculty member in the Department of Pharmacology at the College of Medicine. Dr. Simon earned a Master of Science in Toxicology from Concordia University in Montreal, Canada, a Bachelor of Science in Environmental Studies from the University of Waterloo in Canada and completed the Roche-sponsored Pharmaceutical Executive Management Program at Columbia Business School in New York City.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: November 20, 2017	By:	/s/ Jennifer Simpson
	Name:	Jennifer Simpson
	Title:	President and Chief Executive Officer